Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-21699, File No. 33-45386, File No. 33-75256 and File No. 333-39567.


                                            /s/ Arthur Andersen LLP
                                            -----------------------
                                            ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
December 12, 1997